Exhibit 99(1)

Hess Reports Estimated Results for the Fourth Quarter of 2008

NEW YORK--(BUSINESS WIRE)--January 28, 2009--Fourth Quarter Highlights:

  A net loss of $74 million was reported for fourth quarter 2008 compared with net income of $510 million in fourth quarter 2007
  Debt to capitalization ratio decreased to 24.3 percent at December 31, 2008, from 28.9 percent at December 31, 2007
  Oil and gas production was 379,000 barrels per day; lost production from hurricanes totaled 19,000 barrels per day
  Reserve replacement was 171 percent in 2008; reserve life increased to 10 years

Hess Corporation (NYSE: HES) reported a net loss of $74 million for the fourth quarter of 2008 compared with net income of $510 million for the fourth quarter of 2007. The after-tax results by major operating activity were as follows:

	Three Months Ended		Year Ended
	December 31, (unaudited)		December 31, (unaudited)
	2008	2007	2008	2007
	(In millions, except per share amounts)
Exploration and Production	$(125)	$583	$2,423	$1,842
Marketing and Refining	152	31	277	300
Corporate	(59)	(59)	(173)	(150)
Interest expense	(42)	(45)	(167)	(160)

Net income (loss)	$(74)	$510	$2,360	$1,832

Net income (loss) per share (diluted)	$(.23)	$1.59	$7.24	$5.74

Weighted average number of shares (diluted)	322.9	321.6	325.8	319.3

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production generated a loss of $125 million in the fourth quarter of 2008 compared with income of $583 million in the fourth quarter of 2007. Fourth quarter 2008 results included after-tax dry hole costs of $86 million, foreign exchange losses of $84 million and net income tax charges of $20 million. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, was 379,000 barrels per day in the fourth quarter of 2008 compared with 390,000 barrels per day in the fourth quarter of the prior year. Production in the fourth quarter of 2008 was reduced by 19,000 barrels per day due to hurricane impacts. In the fourth quarter of 2008, the Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $45.00 per barrel compared with $76.11 per barrel in the fourth quarter of 2007. The Corporation’s average worldwide natural gas selling price, including the effect of hedging, was $6.26 per Mcf in the fourth quarter of 2008 compared with $6.93 per Mcf in the fourth quarter of the prior year.

Oil and gas proved reserves increased to 1,432 million barrels of oil equivalent at the end of 2008 from 1,330 million barrels at the end of 2007. During 2008, the Corporation added 244 million barrels of oil equivalent to proved reserves. These additions, which are subject to final review, replaced approximately 171 percent of the Corporation's 2008 production and increased its reserve life to 10.0 years.

Marketing and Refining earnings were $152 million in the fourth quarter of 2008 compared with $31 million in the fourth quarter of 2007. Refining earnings were $27 million in the fourth quarter of 2008 as they were in the same quarter a year earlier as improved margins offset lower volumes. Marketing earnings were $138 million in the fourth quarter of 2008 up from $19 million in the fourth quarter of 2007, reflecting higher margins. Trading operations generated losses of $13 million in the fourth quarter of 2008 and $15 million in the same quarter of 2007.

The following table reflects the total after-tax impact by operating activity of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Exploration and Production	$(26)	$(56)	$(26)	$(74)
Marketing and Refining	-	24	-	24
Corporate	-	(25)	-	(25)
	$(26)	$(57)	$(26)	$(75)

In the fourth quarter of 2008, the Corporation recorded after-tax charges of $17 million related to asset impairments at fields located in the United States and U.K. North Sea. Also during the fourth quarter of 2008, the Corporation recorded after-tax charges of $9 million associated with Hurricanes Gustav and Ike in the Gulf of Mexico.

Net cash provided by operating activities was $4,567 million for the year 2008 compared with $3,507 million for the year 2007. Capital and exploratory expenditures for 2008 amounted to $4,828 million, of which $4,641 million related to Exploration and Production operations. Capital and exploratory expenditures for 2007 amounted to $3,926 million.

At December 31, 2008, cash and cash equivalents totaled $908 million compared with $607 million at December 31, 2007. Total debt was $3,955 million at December 31, 2008 and $3,980 million at December 31, 2007. The Corporation’s debt to capitalization ratio at December 31, 2008 was 24.3 percent compared with 28.9 percent at the end of 2007.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2008	2007	2008
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$7,383	$9,456	$11,398
Equity in income of HOVENSA L.L.C.	21	20	52
Other, net	(153)	24	(62)

Total revenues and non-operating income	7,251	9,500	11,388

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,358	6,651	8,165
Production expenses	451	463	503
Marketing expenses	259	243	266
Exploration expenses, including dry holes and lease impairment	258	201	157
Other operating expenses	55	46	62
General and administrative expenses	194	208	170
Interest expense	67	71	68
Depreciation, depletion and amortization	598	530	497

Total costs and expenses	7,240	8,413	9,888

Income before income taxes	11	1,087	1,500
Provision for income taxes	85	577	725

Net income (loss)	$(74)	$510	$775

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(84)	$1	$(10)
Capitalized interest	3	1	2

Cash Flow Information
Net cash provided by operating activities (*)	$495	$806	$1,205

Capital and Exploratory Expenditures
Exploration and Production
United States	$519	$291	$509
International	641	577	829

Total Exploration and Production	1,160	868	1,338
Marketing, Refining and Corporate	90	46	30

Total Capital and Exploratory Expenditures	$1,250	$914	$1,368

Exploration expenses charged to income included above
United States	$49	$43	$56
International	45	66	35

	$94	$109	$91

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31,
	2008	2007
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$41,165	$31,647
Equity in income of HOVENSA L.L.C.	44	176
Gain on asset sales	-	21
Other, net	(115)	80

Total revenues and non-operating income	41,094	31,924

Costs and Expenses
Cost of products sold (excluding items shown separately below)	29,595	22,573
Production expenses	1,872	1,581
Marketing expenses	1,025	944
Exploration expenses, including dry holes and lease impairment	725	515
Other operating expenses	209	161
General and administrative expenses	672	614
Interest expense	267	256
Depreciation, depletion and amortization	2,029	1,576

Total costs and expenses	36,394	28,220

Income before income taxes	4,700	3,704
Provision for income taxes	2,340	1,872

Net income	$2,360	$1,832

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(82)	$(9)
Capitalized interest	7	50

Cash Flow Information
Net cash provided by operating activities (*)	$4,567	$3,507

Capital and Exploratory Expenditures
Exploration and Production
United States	$2,164	$1,603
International	2,477	2,183

Total Exploration and Production	4,641	3,786
Marketing, Refining and Corporate	187	140

Total Capital and Exploratory Expenditures	$4,828	$3,926

Exploration expenses charged to income included above
United States	$211	$192
International	179	156

	$390	$348

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	December 31
	2008	2007
Balance Sheet Information

Cash and cash equivalents	$908	$607
Other current assets	6,743	6,319
Investments	1,127	1,117
Property, plant and equipment – net	16,271	14,634
Other long-term assets	3,859	3,454
Total assets	$28,908	$26,131

Current maturities of long-term debt	$143	$62
Other current liabilities	7,906	7,962
Long-term debt	3,812	3,918
Other long-term liabilities	4,740	4,415
Stockholders' equity excluding other comprehensive income (loss)	14,315	11,615
Accumulated other comprehensive income (loss)	(2,008)	(1,841)
Total liabilities and stockholders' equity	$28,908	$26,131

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth Quarter 2008

	United
	States	International	Total
Sales and other operating revenues	$199	$1,264	$1,463
Non-operating income (expenses)	-	(165)	(165)

Total revenues and non-operating income	199	1,099	1,298
Costs and expenses
Production expenses, including related taxes	106	345	451
Exploration expenses, including dry holes
and lease impairment	78	180	258
General, administrative and other expenses	50	32	82
Depreciation, depletion and amortization	63	514	577

Total costs and expenses	297	1,071	1,368

Results of operations before income taxes	(98)	28	(70)
Provision (benefit) for income taxes	(37)	92	55

Results of operations	$(61)	$(64)	$(125)

	Fourth Quarter 2007
	United
	States	International	Total
Sales and other operating revenues	$401	$2,037	$2,438
Non-operating income (expenses)	(1)	14	13

Total revenues and non-operating income	400	2,051	2,451
Costs and expenses
Production expenses, including related taxes	71	392	463
Exploration expenses, including dry holes and lease impairment	122	79	201
General, administrative and other expenses	36	38	74
Depreciation, depletion and amortization	58	454	512

Total costs and expenses	287	963	1,250

Results of operations before income taxes	113	1,088	1,201
Provision for income taxes	44	574	618

Results of operations	$69	$514	$583

	Third Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$460	$2,201	$2,661
Non-operating income (expenses)	(1)	(70)	(71)

Total revenues and non-operating income	459	2,131	2,590
Costs and expenses
Production expenses, including related taxes	96	407	503
Exploration expenses, including dry holes and lease impairment	82	75	157
General, administrative and other expenses	41	43	84
Depreciation, depletion and amortization	59	420	479

Total costs and expenses	278	945	1,223

Results of operations before income taxes	181	1,186	1,367
Provision for income taxes	71	597	668

Results of operations	$110	$589	$699

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31, 2008
	United
	States	International	Total
Sales and other operating revenues	$1,652	$8,154	$9,806
Non-operating income (expenses)	9	(176)	(167)

Total revenues and non-operating income	1,661	7,978	9,639
Costs and expenses
Production expenses, including related taxes	373	1,499	1,872
Exploration expenses, including dry holes and lease impairment	305	420	725
General, administrative and other expenses	159	143	302
Depreciation, depletion and amortization	238	1,714	1,952

Total costs and expenses	1,075	3,776	4,851

Results of operations before income taxes	586	4,202	4,788
Provision for income taxes	226	2,139	2,365

Results of operations	$360	$2,063	$2,423

	Year Ended December 31, 2007
	United
	States	International	Total
Sales and other operating revenues	$1,211	$6,287	$7,498
Non-operating income (expenses)	8	57	65

Total revenues and non-operating income	1,219	6,344	7,563
Costs and expenses
Production expenses, including related taxes	280	1,301	1,581
Exploration expenses, including dry holes and lease impairment	302	213	515
General, administrative and other expenses	130	127	257
Depreciation, depletion and amortization	187	1,316	1,503

Total costs and expenses	899	2,957	3,856

Results of operations before income taxes	320	3,387	3,707
Provision for income taxes	125	1,740	1,865

Results of operations	$195	$1,647	$1,842

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2008	2007	2008
Net Production Per Day (in thousands)
Crude oil - barrels
United States	27	34	31
Europe	84	83	80
Africa	129	121	121
Asia and other	11	22	12
Total	251	260	244

Natural gas liquids - barrels
United States	8	11	9
Europe	5	5	4
Total	13	16	13

Natural gas - mcf
United States	61	91	76
Europe	241	290	216
Asia and other	386	300	333
Total	688	681	625
Barrels of oil equivalent	379	390	361

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$48.90	$86.22	$116.14
Europe	46.77	74.00	83.23
Africa	42.93	72.85	91.72
Asia and other	40.39	86.30	105.58
Worldwide	45.00	76.11	93.36

Crude oil - per barrel (excluding hedging)
United States	$48.90	$86.22	$116.14
Europe	46.77	74.00	83.23
Africa	49.90	84.84	108.49
Asia and other	40.39	86.30	105.58
Worldwide	48.31	81.87	102.80

Natural gas liquids - per barrel
United States	$36.83	$63.51	$77.50
Europe	44.05	70.86	81.84
Worldwide	39.00	66.13	78.50

Natural gas - per mcf (including hedging)*
United States	$5.56	$6.47	$8.57
Europe	8.46	8.92	10.12
Asia and other	4.99	5.13	5.77
Worldwide	6.26	6.93	7.60

Natural gas - per mcf (excluding hedging)
United States	$5.56	$6.47	$8.57
Europe	8.62	8.92	10.84
Asia and other	4.99	5.13	5.77
Worldwide	6.32	6.93	7.85

* The after-tax losses from crude oil and natural gas hedges were $46 million in the fourth quarter of 2008, $89 million in the fourth quarter of 2007 and $138 million in the third quarter of 2008.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Year Ended December 31,
	2008	2007
Net Production Per Day (in thousands)
Crude oil - barrels
United States	32	31
Europe	83	93
Africa	124	115
Asia and other	13	21
Total	252	260

Natural gas liquids - barrels
United States	10	10
Europe	4	5
Total	14	15

Natural gas - mcf
United States	78	88
Europe	255	259
Asia and other	356	266
Total	689	613
Barrels of oil equivalent	381	377

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$96.82	$69.23
Europe	78.75	60.99
Africa	78.72	62.04
Asia and other	97.07	72.17
Worldwide	82.04	63.44

Crude oil - per barrel (excluding hedging)
United States	$96.82	$69.23
Europe	78.75	60.99
Africa	93.57	71.71
Asia and other	97.07	72.17
Worldwide	89.23	67.79

Natural gas liquids - per barrel
United States	$64.98	$51.89
Europe	74.63	57.20
Worldwide	67.61	53.72

Natural gas - per mcf (including hedging)*
United States	$8.61	$6.67
Europe	9.44	6.13
Asia and other	5.24	4.71
Worldwide	7.17	5.60

Natural gas - per mcf (excluding hedging)
United States	$8.61	$6.67
Europe	9.79	6.13
Asia and other	5.24	4.71
Worldwide	7.30	5.60

* The after-tax losses from crude oil and natural gas hedges were $423 million for the year ended 2008 and $244 million for the year ended 2007.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2008	2007	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$241	$51	$262
Provision for income taxes		89	20	101
Marketing and Refining Earnings		$152	$31	$161

Summary of Marketing and Refining Results
Refining		$27	$27	$46
Marketing		138	19	110
Trading		(13)	(15)	5
Total Marketing and Refining Earnings (Loss)		$152	$31	$161

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		225	205	249
Distillates		154	163	122
Residuals		62	57	46
Other		36	37	43
Total		477	462	460

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		392	488	457
HOVENSA - Hess 50% share		196	244	228
Port Reading		64	63	65

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	78.4%	97.6%	91.3%
FCC	150	70.5%	84.9%	72.8%
Coker	58	73.5%	99.3%	105.4%
Port Reading	70 (c)	92.0%	96.3%	92.4%

Retail Marketing
Number of retail stations (a)		1,366	1,371	1,357
Convenience store revenue (in millions of dollars) (b)		$258	$255	$279
Average gasoline volume per station (gallons per month) (b)		200	209	215

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Year Ended December 31,
		2008	2007
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$439	$481
Provision for income taxes		162	181
Marketing and Refining Earnings		$277	$300

Summary of Marketing and Refining Results
Refining		$73	$193
Marketing		240	83
Trading		(36)	24
Total Marketing and Refining Earnings (Loss)		$277	$300

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		234	210
Distillates		143	147
Residuals		56	62
Other		39	32
Total		472	451

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		441	454
HOVENSA - Hess 50% share		221	227
Port Reading		64	61

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	88.2%	90.8%
FCC	150	72.7%	87.1%
Coker	58	92.4%	83.4%
Port Reading	70 (c)	90.7%	93.2%

Retail Marketing
Number of retail stations (a)		1,366	1,371
Convenience store revenue (in millions of dollars) (b)		$1,051	$1,051
Average gasoline volume per station (gallons per month) (b)		207	215

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550